SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 16. SUBSEQUENT EVENTS

On March 7, 2025, the Company announced targeted strategic actions to improve financial performance and accelerate the commercial growth of CyPath® Lung, taking steps to deliver approximately $4 million in annual cost savings at its subsidiary Precision Pathology Laboratory Services (PPLS), while increasing resources to expand CyPath® Lung sales in high-potential national markets. Specifically, cost savings are a result of labor cost reductions, operational efficiency enhancements, and discontinuing certain pathology services with suboptimal profit margins to focus on high-margin services such as CyPath® Lung and by discontinuing certain pathology services with suboptimal profit margins.

On February 26, 2025, pursuant to the terms of a warrant inducement agreement (the “February Inducement Agreement”), dated February 25, 2025 that the Company entered into with certain holders of existing warrants, such holders exercised for cash (i) warrants to purchase an aggregate of up to 1,302,082 shares of Common Stock issued on October 21, 2024 (the “October Warrants”), at the reduced exercise price of $0.58 per share, and (ii) warrants to purchase an aggregate of up to 1,136,391 shares of Common Stock issued on August 5, 2024 (the “August Warrants”), at the reduced exercise price of $0.58 per share. The Company received aggregate gross proceeds of approximately $1.4 million, before deducting advisory fees and other expenses payable by it. In consideration of the immediate exercise of the October Warrants and August Warrants by the holders thereof in accordance with the February Inducement Agreement, the Company issued unregistered common warrants to purchase an aggregate of up to 2,926,166 shares of Common Stock (120% of the number of shares of Common Stock issuable upon exercise of the October Warrants and August Warrants) to such holders.